UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2007

ENERJEX RESOURCES, INC.

(Name of small business issuer in its charter)

Nevada	000-30234	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 W. 110th, 7th Floor Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 693-4600

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for in accordance with securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

o	increased competitive pressures from existing competitors and new entrants;
o	increases in interest rates or our cost of borrowing or a default under any material debt agreements;
o	deterioration in general or regional economic conditions;
o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
o	hedging risks;
o	inability to achieve future sales levels or other operating results;
o	fluctuations in the price of oil and gas;
o	the unavailability of funds for capital expenditures; and
o	operational inefficiencies in our operations.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operation” in our Annual Report on Form 10-KSB for the year ended March 31, 2007.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Second Closing of Debenture Financing

Pursuant to the $9 Million Debenture Financing Agreements dated April 11, 2007 (attached as exhibits to the Form 8-K filed on April 16, 2007), Midwest Energy, Inc. (“Midwest”), a wholly-owned subsidiary of EnerJex Resources, Inc., and EnerJex Resources, Inc. (the “Registrant”) entered into the remaining Senior Secured Debentures and Mortgage, Security Agreement and Assignment of Production with DKR Soundshore Oasis Holding Fund Ltd., West Coast Opportunity Fund, LLC, Enable Growth Partners LP, Enable Opportunity Partners LP, Glacier Partners LP, and Frey Living Trust (the “Buyers”) on June 21, 2007. Pursuant to the Senior Secured Debentures dated June 21, 2007, the Registrant agreed to deliver 2,700,000 shares of its common stock, in exchange of the remaining purchase price of $2,700,000 (the first tranche of $6,300,000 received by the Registrant on April 11, 2007 and the Registrant issued 6,300,000 shares of common stock to the Buyers on April 13, 2007).

Net Proceeds to Midwest from the Second Closing of the financing were $2,650,358.39, after payment of post-closing fees and expenses of $49,641.61.

The proceeds will be used for development of certain producing oil and gas assets in eastern Kansas and for general corporate purposes.

The following describes certain material terms of the Senior Secured Debentures. The description below is not a complete description of all terms of the Senior Secured Debentures and is qualified in its entirety by reference to the Senior Secured Debentures, which are attached as exhibits hereto.

Debenture Maturity Date and Interest Rate. The $9 million Debentures mature on March 31, 2010, absent earlier redemption by Midwest, and carry an interest rate of 10%.

Payment of Interest and Principal. Interest on the Debentures is payable quarterly in arrears on the first day of each succeeding quarter during the term of the Debentures, beginning on or about July 1, 2007 and ending on the Maturity Date of March 31, 2010. The Registrant, under certain conditions specified in the Debentures, may pay interest payments in shares of its registered common stock. Additionally, on the Maturity Date, Midwest is required to pay the amount equal to the principal, as well as all accrued but unpaid Interest.

Right to Redeem Debenture. So long as a registration statement covering all the registrable securities is effective, Midwest has the option of prepaying the principal, in whole but not in part by paying the amount equal to 100% of the Principal, together with accrued and unpaid interest by giving six (6) business days prior notice of redemption to the Buyers.

Security of Debentures. The Debentures, executed by and between Midwest and Buyers, was guaranteed, pursuant to the “Secured Guaranty” and “Pledge and Security Agreement” by the Registrant and secured by a security interest in all of the assets of the Registrant and Midwest pursuant to various financing instruments, financing statements, and assignments of production.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Senior Secured Debentures dated June 21, 2007, the Registrant agreed to issue 2,700,000 shares of restricted shares of common stock to the 6 accredited investors described as Buyers in Item 1.01 above.

The Registrant believes that the issuance and sale of the securities (Debentures, common stock and common stock purchase warrants) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyers of the Debentures (the recipients of the Securities) are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Buyers, and/or their representatives, were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Registrant reasonably believes that the Buyers, immediately prior to receiving the Securities, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The Buyers, and/or their representatives had the opportunity to speak with the Registrant’s management on several occasions prior to their investment decision.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
10.24	Senior Secured Debenture – ($1,500,000)West Coast Opportunity Fund, LLC, dated June 21, 2007
10.25	Senior Secured Debenture – ($300,000) DKR Soundshore Oasis Holding Fund Ltd., dated June 21, 2007
10.26	Senior Secured Debenture – ($450,000) Enable Growth Partners LP, dated June 21, 2007
10.27	Senior Secured Debenture – ($150,000) Enable Opportunity Partners LP, dated June 21, 2007
10.28	Senior Secured Debenture – ($150,000) Glacier Partners LP, dated June 21, 2007
10.29	Senior Secured Debenture – ($150,000) Frey Living Trust, dated June 21, 2007
10.30	Mortgage, Security Agreement and Assignment of Production – dated June 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:/s/Steve Cochennet

Steve Cochennet, Chief Executive Officer

Date: June 25, 2007

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